Forward Looking Statements

    This presentation contains forward looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including, among others, the expected growth in the market for safety needle devices worldwide, the effect of certain agreements upon future revenues of the Company, the effect on revenues of moving from a licensing to a manufacturing strategy in certain situations, the launch dates of our licensed products, MedAmicus' intent to grow its sales of the Safety Seldinger Introducer Needle, our opportunities abroad, the level of gross margins generated by the sale of certain products, and our efforts to enter into additional collaborative arrangements. There are important factors that could cause actual results to differ materially from those expressed or implied by such forward looking statements including lack of demand or low demand for our products, including the safety syringe, or for safety products generally, production or other delays in the introduction of our products by Becton Dickinson, our inability to enter into a definitive agreement with Sultan Chemists, the degree to which Abbott commits resources to our co-promotion efforts, delays in introduction of our licensed products due to manufacturing difficulties or other factors, our inability to license or enter into joint venture or similar collaborative arrangements regarding our other products and other factors discussed in our filings with the Securities and Exchange Commission.

[MDC LOGO]



Q4 Conference Call
2001-2003 Business Activities




[GRAPHIC OMITTED]




March 11, 2002

Fourth Quarter and Year 2001 Financial Results



Presented by Lawrence D. Ellis, CFO, Med-Design




                                                                      [MDC LOGO]

Fourth Quarter and 2001 Financial Results

   o    Revenue

   o    Operating Expense

   o    Net Loss

   o    Earnings Per Share

   o    Cash





                                                                      [MDC LOGO]

Company Overview

             Presented by
             James Donegan
             Chief Executive Officer


[GRAPHIC OMITTED]



                                                                      [MDC LOGO]

Revenue Growth for 2002 and 2003

    o Mandatory conversion to safety-engineered devices is in place and being enforced in the US

    o We expect strong growth in safety needle devices worldwide, especially Europe and Japan

    o Anticipated revenue growth from agreements with BD, Sultan and MedAmicus

    o Expected future growth from three-way agreements between Abbott Labs and pharmaceutical companies

    o Stronger revenues by moving from licensing to manufacturing strategy through our partnership with Owens-Illinois




                                                                      [MDC LOGO]

Regulatory Environment
Safety Now!
                                                               [GRAPHIC OMITTED]


    o Federal Legislation--Needlestick Safety and Prevention Act signed into law by the President in November 2000. The law went into effect in April 2001.

    o As of today, federal law requires employers to select safer needle devices as they become available and must involve healthcare workers in selecting those devices.

    o As long as a clinically-acceptable safety needle device is available, the health care employer is compelled to use it.





                                                                      [MDC LOGO]

Driving Revenue Growth

    o BD will soon launch products which will be royalty bearing to Med-Design

    o MedAmicus intends to quickly grow their sales of the Safety Seldinger Introducer Needle

    o Med-Design manufactured products such as the Dental Injector and Pharmaceutical Injectors will bring stronger revenues from contract manufactured products

    o gross margin percentage from contract manufactured products will be 20-30X licensing percentage

    o    Limited price pressure in early years

    o    Large non-US opportunity







                                                                      [MDC LOGO]

The Market for
World Wide Safety Needles


                         Safety Market Value (billions)


                          Year           Value
                          2000          $0.240
                          2001          $0.639
                          2002          $1.208
                          2003          $1.963
                          2004          $2.657
                          2005          $3.123
                          2006          $3.526
                          2007          $3.955
                          2008          $4.391
                          2009          $4.816
                          2010          $5.224




Source: Company Research



                                                                      [MDC LOGO]

         Bringing the Products                                 [GRAPHIC OMITTED]
to Market


     Med-Design's Success through
     Partnerships


     Presented by
     Michael Simpson
     Chief Operating Officer






                                                                      [MDC LOGO]

Becton Dickinson

   o  Integra(TM) Syringe

      |X|  Royalty bearing to Med-Design

      |X|  Launch planned during late spring to early summer timeframe

   o  Insyte AutoGuard Pro(TM) IV Catheter

      |X|  Licensed by Med-Design to BD

      |X|  Product introdued to market for evaluation in 2001

      |X|  Launch planned in the near future

   o  Other products

      |X| Winged blood collection set, licensed to BD by Med-Design, received FDA 510(k) clearance last year





[BD LOGO]                                                             [MDC LOGO]

MedAmicus

o In September, MedAmicus paid $2MM in stock and cash to license the rights to market the safety seldinger needle technology for arterial procedures

o MedAmicus launched the product in October, and Med-Design received royalties in Q4, 2001

o MedAmicus recently stated that it is purchasing and installing an automated production line which will increase capacity to an expected 10MM units per year

o MedAmicus has stated publicly that they are in negotiations with two companies who will utilize the increased capacity

o With the high price of the Safety Seldinger Needle and the high royalty rate, Med-Design expects strong current year and future royalties




[medamicus LOGO]                                                      [MDC LOGO]

Sultan Chemists


o In January, Sultan Chemists and the Med-Design Corporation signed a binding term sheet in which Sultan agreed to purchase a minimum of 6MM Safety Dental Injectors. The final contract is being written and should be finalized in the next few weeks.

o Med-Design previously signed a contract with Owens-Illinois to manufacture the Injector

o  Med-Design expects to earn a substantial gross margin from each unit sold

o The potential market for dental injectors exceeds 250 million units, although we expect that technology leaders and large dental practices will be the first to convert to this product

o Med-Design expects to complete pre-clinical and clinical work in the next two months with an FDA application soon thereafter








                                                                      [MDC LOGO]

Pre-filled Pharmaceutical Injectors

   o  Four different safety products for pharmaceuticals.

      |X|   Safety Cartridge Injector
      |X|   Safety Carpuject(TM) Injector
      |X|   Safety Dual-Chamber injector
      |X|   Safety Vial Injector

   o The initial market potential is 300-500 million units for the first three devices. The worldwide market for the Safety Vial Injector could exceed $1.5 billion.

   o  This segment is NOT serviced by any safety needle technology as of today.






                                                                      [MDC LOGO]

Med-Design's Pharmaceutical Products

    o All of Med-Design's safety injectors were developed to easily work with standard pre-filled parenteral cartridges and vials. Development timeline is reduced.

    o The drug is never in contact with either plastic or needles, only in the glass containers. Regulatory barriers are lessened.

    o The safety injectors are simple and easy-to-use. Clinician training is simplified.




                                                                      [MDC LOGO]

Pre-filled Pharmaceutical Injectors

    o Co-promotion agreement with Abbott Laboratories. Abbott provides parenteral drug fill/finishing while Med-Design provides safety needle injectors.

    o Marketing to numerous large and small, US and international pharmaceutical companies. Agreements with pharmaceutical companies will include some or all of the following components:

           |X|  Upfront fee for exclusivity or regional rights

           |X| Development payments for design changes, or for any FDA or other regulatory activities

           |X|  Sales of injector directly to the pharmaceutical company

    o Agreements do take time. Significant analysis, discussions and negotiations before completion.







[Abbott Laboratories LOGO]                                            [MDC LOGO]

Pre-filled Pharmaceutical Injectors

    o Agreement with Owens-Illinois to manufacture the Safety Cartridge Injector as part of Med-Design's responsibility in the Abbott agreement

    o Provides confidence to Pharmaceutical companies about Med-Design's ability to deliver product

    o Strengthens ability to co-promote safety device with Abbott Laboratories and other pharmaceutical companies








[OWENS-ILINOIS, INC LOGO]                                             [MDC LOGO]

Current Situation with Pharmaceutical Products


    o Med-Design is engaged in discussions with pharmaceutical companies; those companies' analysis and study of our product continues

    o    Numerous other companies have expressed various levels of interest

    o Going forward, partnership with Abbott is important to future opportunities







                                                                      [MDC LOGO]

Anesthesiology Needles

    o Numerous retractable needle designs for various anesthesiology applications

    o    Potential market is low to mid 10's of millions of units

    o Average selling price ranges from $5.00 to $30.00 depending on needle configuration

    o Med-Amicus is potential manufacturer of product to Med-Design, because the Seldinger needle utilizes similar technology as Anesthesiology needles

    o    In discussions with several anesthesiology companies Our Vision
         Med-Design






                                                                      [MDC LOGO]

Our Vision


                                                                [GRAPIC OMITTED]






        Presented by
        James Donegan
        Chief Executive Officer







                                                                      [MDC LOGO]

Med-Design Today


    o We accomplied our goals of licensing our core products to the dominant company in the market: BD

    o We licensed our Seldinger Needle (both venous and arterial applications) to MedAmicus, which has launched, and entered into an agreement to manufacture additional products

    o We have established a co-promotion agreement with Abbott Laboratories for our Safety Pre-Filled Cartridge Injector

    o We have signed a manufacturing agreement with Owens-Illinois to manufacture the Safety Pre-filled Cartridge Injector and Safety Dental Injector

    o We have signed a binding term sheet agreement with Sultan Chemists to market and distribute the Safety Dental Injector





                                                                      [MDC LOGO]

Med-Design Looking Ahead


    o We continue to explore opportunities for our products in licensing and other types of joint ventures

    o    We look to success with our co-promotion agreement with Abbott

    o We continue to develop new and exciting products for safety needles to help prevent needlestick injuries in every type of clinical application







                                                                      [MDC LOGO]

[MDC LOGO]




Q4 Conference Call
2001-2003 Business Strategy









                                                               [GRAPHIC OMITTED]



                                                                  March 11, 2002

Slide 2

Jim:
Good afternoon ladies and gentlemen and welcome to the Med-Design Conference Call. I would like to review with you today the Company's results of operations for the fourth quarter and year end 2001, the status of the Company's performance to plan and briefly talk about our outlook for the future.

Assisting me with the presentation today is Michael Simpson, COO and Lawrence Ellis, CFO.

I would like to begin the conference by having Larry Ellis review the financial results for the fourth quarter and the year 2001. I will then give you an overview of the Company's performance to plan. Michael Simpson will then speak to specific partner relationships.

Larry:

Slide 5

Jim:

Thank you Mr. Ellis for your report and now I would like to present to the investment community our Company's overview.

Slide 6

Revenue Growth for 2002 and 2003 will be driven in the following areas:

Mandatory conversion to safety-engineered devices is in place and being enforced in the US:

With the mandatory conversion to safety in place and being enforced by law in the US, we anticipate steady double-digit growth in safety engineered devices.

We expect strong growth in safety needle devices, in the US, Europe and Japan:

As you're aware, with the US law in effect, the conversion to safety is well underway. We are now seeing the markets in Europe and Japan converting to safety.

Anticipated revenue growth from agreements with BD, Sultan and MedAmicus:

Med-Design anticipates steady significant growth in revenues from our agreements with BD, Sultan and MedAmicus. Med-Design anticipates market introductions by BD in the areas of injection, ie syringes, infusion therapy ie catheters, blood sampling ie blood collection products during the year. BD has reported that it's preparing for large scale production of the Integra Syringe with a roll-out anticipated as early as this spring.

As you may be aware of, we have entered into agreements with Sultan Chemists and Owens-Illinois on the dental product. Owens-Illinois will manufacture the product and Sultan will purchase, market and sell the product. Med-Design is preparing for the clinicals and FDA submission under a 510K class 2 device for this spring. Upon notification from the FDA, we anticipate an introduction of the dental product to the market during the 4th quarter of '02.

MedAmicus launched the Safety Seldinger Introducer on schedule in October, 2001. In December 2001, product sales were 17,000 units. MedAmicus currently has manufacturing capabilities of 40,000-50,000 units per month. They continue to sell product and build inventory. MedAmicus has reported a capital expenditure of 1.5 million dollars for the installation of their first fully automated line which is scheduled for 3rd quarter '02 and will be fully operational by 4th quarter '02. Capacity of the automated line is expected to be greater than 10 million units per year. MedAmicus has reported, as a result of having the only approved safety introducer in the market, they anticipate the signing of multiple agreements in '02.

Expected future growth from three-way agreements between Abbott Labs and Pharmaceutical companies:

Abbott has experienced strong interest to their initial marketing efforts. We are working very closely together and expect agreements in '02.

Stronger revenues by moving from licensing to manufacturing strategy through our partnership with Owens-Illinois:

Again, we are very excited to have Owens-Illinois as one of our initial contract manufacturers in the critical areas of pharmaceutical pre-filled products and dental injectors. This relationship has enabled Med-Design to expand it's business from licensing agreements into a contract manufacturing company that will recognize gross margins on product sales.

Slide 7

Regulatory Environment
Safety Now!

I'm sure all of you by now are aware of the federal law that is now in place.

Let me quote the key points to the federal law. "If a safety engineered device is clinically accepted, receives FDA clearance and made available, it must be used."

Another very important part of the law states, "Employers are required to evaluate new safety engineered devices as they become available and now must involve the employees in the selection process."

Slide 8

Driving Revenue Growth for Med-Design will be:

BD: Anticipated product launches in '02 from BD which will be royalty bearing to Med-Design.

MedAmicus:  Expected rapid growth in sales through new contracts.

Manufacturing of products such as the Dental Injector and Phamaceutical Injectors should produce strong revenues from contract manufactured products.

Gross margin percentage will be 20-30X the licensing percentage from those contract manufactured products.

We expect very limited price pressure in early years

We now believe there is a very large non-US opportunity evidenced by the growth in safety in Europe and Japan

Slide 9

The Market for World Wide Safety Needles is expected to grow beyond $5 billion within the next 8 years.

At this time, I would like to re-introduce Michael Simpson, Chief Operating Officer, who is joining us from Europe today. So I apologize in advance if we experience any transmission problems. Michael will now discuss our strategic plan of bringing our life saving technology to market.

Slide 21

Med-Design Today

o We accomplished our goals of licensing our core products to the dominant company in market: BD

o We expect royalties from product sales from BD starting in 2002

o Anticipate several licensing, OEM, and development opportunities in the near future

o Other pipeline products have gross margins that have the potential to exceed licensing royalties The safety market expects to experience double digit growth for the next few years, and Med-Design plans to benefit directly from it

Slide 22

We continue to explore opportunities for our products in licensing and other types of joint ventures

We look to success with our co-promotion agreement with Abbott and the pharmaceutical community

We continue to develop new and exciting products for safety needles to help prevent needlestick injuries in every type of clinical application

We are excited to begin the transformation from a design and development company to a revenue generating company